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                                                                      Exhibit 23


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


To Cytogen CORPORATION:

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Form S-8 Registration Statement (File No. 33-30595), filed with the Securities and Exchange Commission on August 18, 1989, Form S-3 Registration Statement (File No. 33-35140), filed with the Securities and Exchange Commission on May 31, 1990, Form S-8 Registration Statement (File No. 33-52574), filed with the Securities and Exchange Commission on September 29, 1992, Form S-8 Registration Statement (File No. 33-57004), filed with the Securities and Exchange Commission on January 12, 1993, Form S-3 Registration Statement (File No. 33-77396) filed with the Securities and Exchange Commission on April 6, 1994, Form S-8 Registration Statement (File No. 33-63321), filed with the Securities and Exchange Commission on October 10, 1995, Form S-8 Registration Statement (File No. 333-00431), filed with the Securities and Exchange Commission on January 25, 1996 and Form S-8 Registration Statement (File No. 333-04679), filed with the Securities and Exchange Commission on May 29, 1996, Form S-8 Registration Statement (File No. 333-27673) filed with Securities and Exchange Commission on May 23, 1997, Form S-3 Registration Statement (File No. 333-43809) filed with the Securities and Exchange Commission on January 7, 1998, Form S-1/A-2 Registration Statement (File No. 333-68759) filed with the Securities and Exchange Commission on January 8, 1999, Form S-1/A-1 Registration Statement (File No. 333-67947) filed with the Securities and Exchange Commission on January 27, 1999, Form S-1/A-2 Registration Statement (File No. 333-67947) filed with the Securities and Exchange Commission on January 27, 1999 and Form S-3 Registration Statement (File No. 333-83215) filed with the Securities and Exchange Commission on July 20, 1999.


                                                       ARTHUR ANDERSEN LLP


Philadelphia, PA
  March 27, 2000